                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

   [ ]  Preliminary Proxy Statement         [ ]  CONFIDENTIAL, FOR USE OF THE
                        COMMISSION ONLY (AS PERMITTED BY
                               RULE 14A-6(E)(2))

                        [ ]  Definitive Proxy Statement

                      [X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         ICF Kaiser International, Inc.
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:
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                [LETTERHEAD OF ICF KAISER INTERNATIONAL, INC.]

                               October 20, 1999

                          YOUR VOTE IS VERY IMPORTANT

                      -----------------------------------

Dear Fellow Shareholders:

You have previously received proxy materials in connection with the Annual Meeting of Shareholders of ICF Kaiser International, Inc. to be held on Thursday, November 4, 1999. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

At this meeting you are being asked to approve several proposals, which relate, among other things, to a debt restructuring that is described fully in the Proxy Statement. These proposals are very important to our efforts to reposition Kaiser and create the opportunity for long-term value for you, our shareholders.

WE NEED YOUR SUPPORT! Several proposals require a majority of the outstanding shares for approval and Proposal 4 (the Shareholder Democracy Proposal) requires the affirmative vote of two-thirds of the outstanding shares. If you do not vote, it is as if you are opposing these proposals. Your broker allows you to vote your shares telephonically or via the internet if you wish. Follow the instructions on the enclosed voting form to cast your ballot. Remember, your broker cannot vote your shares until you instruct him or her to do so.

You may vote by any of the following methods:

 . Call the toll-free 800# on the voting form included in this package. This call will not cost you anything. Using your 12-digit control number located on the voting form, cast your ballot.

 . Vote over the internet at www.proxyvote.com using the 12-digit control number located on the voting form.

 . Sign the proxy and mail it back in the enclosed postage-paid envelope prior to the meeting date.

Thank you for your support.

                                        Sincerely,


                                        /s/ James J. Maiwurm
                                        -------------------------------
                                        James J. Maiwurm
                                        Chairman, President and Chief
                                        Executive Officer